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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Lydall, Inc. (the "Corporation"), does hereby constitute and appoint Christopher R. Skomorowski and Walter A. Ruschmeyer, and each of them singly, as his agent and attorney-in-fact to do any and all things and acts in his name and in the capacities indicated below and to execute any and all instruments for him and in his name in the capacities indicated below which said Christopher R. Skomorowski and Walter A. Ruschmeyer, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the preparation and filing of the Corporation's Annual Report on Form 10-K (the "Annual Report") respecting the fiscal year ended December 31, 1999, including specifically, but not limited to, power and authority to sign for him in his name in the capacities indicated below the Annual Report and any and all amendments thereto, and each of the undersigned does hereby ratify and confirm all that said Christopher R. Skomorowski and Walter A. Ruschmeyer, or either of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite his or her name.


/s/ROGER M. WIDMANN                Chairman of the Board      February 18, 2000
-------------------------------    and Director
Roger M. Widmann


/s/CHRISTOPHER R. SKOMOROWSKI      President, Chief           February 18, 2000
------------------------------     Executive Officer
Christopher R. Skomorowski         and Director


/s/LEE A. ASSEO                    Director                   February 18, 2000
------------------------------
Lee A. Asseo


/s/SAMUEL P. COOLEY                Director                   February 18, 2000
------------------------------
Samuel P. Cooley


/s/W. LESLIE DUFFY                 Director                   February 18, 2000
------------------------------
W. Leslie Duffy

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/s/DAVID FREEMAN                   Director                   February 18, 2000
------------------------------
David Freeman


/s/SUZANNE HAMMETT                 Director                   February 18, 2000
------------------------------
Suzanne Hammett


/s/ROBERT E. MCGILL, III           Director                   February 18, 2000
------------------------------
Robert E. McGill, III


/s/ELLIOTT F. WHITELY              Director                   February 18, 2000
------------------------------
Elliott F. Whitely


/s/ALBERT E. WOLF                  Director                   February 18, 2000
------------------------------
Albert E. Wolf